Equity One, Inc. Supplemental Information Package

September 30, 2006

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2006
(unaudited)

TABLE OF CONTENTS
Page

DISCLOSURES	3

FINANCIAL HIGHLIGHTS - OPERATING RATIOS	4

FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT	5

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)	6

NET OPERATING INCOME	7

MARKET CAPITALIZATION - QUARTERLY BREAKOUT	8

CONSOLIDATED STATEMENTS OF OPERATIONS	9

CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT	10

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS	11

UNCONSOLIDATED STATEMENTS OF OPERATIONS	13

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS	14

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT	15

CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION.	16

CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT	17

CONSOLIDATED BALANCE SHEETS	18

UNCONSOLIDATED BALANCE SHEETS	19

CONSOLIDATED DEBT SUMMARY	20

UNCONSOLIDATED DEBT SUMMARY	25

PROPERTY STATUS REPORT	26

ANNUAL MINIMUM RENT BY STATE	36

LEASING ACTIVITY AND OCCUPANCY STATISTICS	37

TENANT CONCENTRATION SCHEDULES	40

SHOPPING CENTER LEASE EXPIRATION SCHEDULES	42

REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS	45

REAL ESTATE ACQUISITIONS AND DISPOSITIONS	46

ANALYST COVERAGE	47

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of September 30, 2006

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2005 and Form 10-Q for the period ended September 30, 2006 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - OPERATING RATIOS
As of September 30, 2006
(in thousands, except per share data)

	For the three months ended		For the nine months ended		For the year ended
	Sep 30, 2006	Sep 30, 2005	Sep 30, 2006	Sep 30, 2005	Dec 31, 2005
Selected Operating Items:
Total rental revenue*	$57,675	$62,156	$185,328	$189,915	$255,248
Property operating expenses*	15,806	16,287	50,806	48,094	67,260
General & administrative expenses (G&A)*	6,591	4,232	15,872	12,942	17,281

Net income	$14,120	$28,041	$147,832	$74,974	$92,741
Net income per diluted share	0.19	0.37	1.97	1.00	1.24

Income from continuing operations	$10,211	$19,784	$133,424	$55,798	$71,068
Income from continuing operations per diluted share	0.14	0.26	1.78	0.74	0.95

Funds from operations (FFO)	$25,513	$32,904	$90,219	$95,904	$124,836
FFO per diluted share	0.35	0.44	1.20	1.28	1.67

Funds available for distribution before debt payments (FAD)	$19,786	$28,145	$75,029	$81,890	$104,251
FAD per diluted share	0.27	0.37	1.00	1.10	1.39

Total dividends paid per share (1)	$0.30	$0.29	$1.90	$0.87	$1.17

Operating Ratios:
Net operating income margin (see page 7)*	72.2%	73.7%	72.4%	74.6%	73.6%
Expense recovery ratio (expense recoveries/operating expenses)*	76.0%	78.7%	81.0%	82.3%	81.8%

Consolidated EBITDA margin (see page 6)*	62.0%	69.9%	64.6%	69.2%	68.0%
Consolidated EBITDA to interest coverage ratio*	2.8	3.4	3.1	3.5	3.4

G&A as % of total revenues*	11.2%	6.2%	8.0%	6.6%	6.6%
G&A as % of total assets (annualized)	1.32%	0.84%	1.06%	0.86%	0.84%

Dividend / FFO payout ratio (1)	85.7%	65.9%	75.0%	68.0%	70.1%
FFO multiple (annualized if < 12 months)	17.1	13.2	15.0	13.6	13.8

Dividend / FAD payout ratio (1)	111.1%	78.4%	90.0%	79.1%	84.2%
FAD multiple (annualized if < 12 months)	22.2	15.7	18.0	15.9	16.6

*	The indicated line item includes amounts reported in discontinued operations (except for any gain on the disposal of income producing property).

(1)	Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006. Payout ratios exclude the $1.00 per share special dividend.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT
As of September 30, 2006
(in thousands, except per share data)
			As of

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Fixed rate debt	$859,487	$811,699	$928,108	$816,925	$819,564	$704,203	$738,817
Fixed rate debt - swapped to variable rate	95,479	93,999	94,052	95,404	95,514	97,310	95,165
Variable rate debt - unhedged	44,000	47,000	115,000	93,165	39,000	184,161	144,763
Total debt*	$998,966	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Fixed rate debt	86.04%	85.20%	81.62%	81.25%	85.90%	71.44%	75.49%
% Fixed rate debt - swapped to variable rate	9.56%	9.87%	8.27%	9.49%	10.01%	9.87%	9.72%
% Variable rate debt - unhedged	4.40%	4.93%	10.11%	9.26%	4.09%	18.68%	14.79%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

% Variable rate debt - total	13.96%	14.80%	18.38%	18.75%	14.10%	28.56%	24.51%

Secured mortgage debt	$364,487	$366,699	$433,108	$446,925	$449,546	$454,203	$488,817
Unsecured debt	634,479	585,999	704,052	558,569	504,532	531,471	489,928
Total debt*	$998,966	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Secured mortgage debt	36.49%	38.49%	38.09%	44.45%	47.12%	46.08%	49.94%
% Unsecured debt	63.51%	61.51%	61.91%	55.55%	52.88%	53.92%	50.06%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total market capitalization (from page 8)	$2,741,436	$2,449,256	$3,005,198	$2,757,987	$2,707,115	$2,690,123	$2,515,416

% Secured mortgage debt	13.30%	14.97%	14.41%	16.20%	16.61%	16.88%	19.43%
% Unsecured debt	23.14%	23.93%	23.43%	20.25%	18.64%	19.76%	19.48%
Total debt : Total market capitalization	36.44%	38.90%	37.84%	36.45%	35.24%	36.64%	38.91%

Weighted-average interest rate on secured mortgage debt	7.29%	7.30%	7.30%	7.19%	7.24%	7.24%	7.26%
Weighted-average interest rate on senior unsecured notes**	5.65%	5.49%	5.49%	5.20%	5.42%	5.08%	5.10%
Weighted-average interest rate on revolving credit facilities	5.64%	5.69%	5.14%	4.68%	4.15%	3.69%	3.19%

Weighted-average maturity on mortgage debt	5.4 years	5.4 years	4.8 years	5.2 years	5.6 years	5.8 years	5.6 years
Weighted-average maturity on senior unsecured notes	7.9 years	5.9 years	5.6 years	4.6 years	4.8 years	3.3 years	3.5 years

* excluding unamortized premium/discount
** excluding the effect of interest rate swaps

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended		For the nine months ended		For the year ended
	Sep 30, 2006	Sep 30, 2005	Sep 30, 2006	Sep 30, 2005	Dec 31, 2005

Net income	$14,120	$28,041	$147,832	$74,974	$92,741
Rental property depreciation and amortization*	10,629	10,926	34,161	32,308	43,445
Other depreciation and amortization	184	159	526	414	577
Interest expense*	13,229	13,889	41,210	39,170	51,983
Amortization of deferred financing fees*	383	372	1,114	1,120	1,512
Minority interest*	28	48	178	144	188
Gain on disposal of income producing property	(2,168)	(6,088)	(95,364)	(11,460)	(11,460)
Equity in income of unconsolidated joint ventures	130	-	(1,525)	-	-
Consolidated EBITDA*	$36,535	$47,347	$128,132	$136,670	$178,986

Consolidated Interest expense*	$13,229	$13,889	$41,210	$39,170	$51,983

Consolidated EBITDA : interest coverage ratio*	2.8	3.4	3.1	3.5	3.4

Revenue
Total rental revenue*	$57,675	$62,156	$185,328	$189,915	$255,248
Investment income	830	5,593	6,595	7,516	7,941
Sale of non income producing real estate	396	-	5,997	-	-
Other income	-	-	389	(1)	(9)
Total revenue*	$58,901	$67,749	$198,309	$197,430	$263,180

Consolidated EBITDA margin (EBITDA/total revenue)*	62.0%	69.9%	64.6%	69.2%	68.0%

Consolidated EBITDA*	$36,535	$47,347	$128,132	$136,670	$178,986
Unconsolidated venture EBITDA (pro-rata share)	1,609	-	4,448	-	-
Total EBITDA	$38,144	$47,347	$132,580	$136,670	$178,986

Total market capitalization (see page 8)	$2,741,436	$2,707,115	$2,741,436	$2,707,115	$2,757,987
Total market capitalization to Total EBITDA multiple*	18.0	14.3	15.5	14.9	15.4

*	The indicated line item includes amounts reported in discontinued operations (except for any gain on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended		Percent	For the nine months ended		Percent
	Sep 30, 2006	Sep 30, 2005	Change	Sep 30, 2006	Sep 30, 2005	Change

Consolidated net operating income (1)
Total rental revenue	$56,930	$62,023	(8.2%)	$183,987	$189,590	(3.0%)
Property operating expenses (2)	15,806	16,287	(3.0%)	50,806	48,094	5.6%
Consolidated net operating income	$41,124	$45,736	(10.1%)	$133,181	$141,496	(5.9%)

Consolidated NOI margin (NOI/total rental revenue)	72.2%	73.7%		72.4%	74.6%

Consolidated net operating income	$41,124	$45,736	(10.1%)	$133,181	$141,496	(5.9%)
Unconsolidated net operating income (pro-rata share)	1,482	-	N/A	2,582	-	N/A
Total net operating income	$42,606	$45,736	(6.8%)	$135,763	$141,496	(4.1%)

Consolidated same property NOI (3)
Total rental revenue	$49,486	$47,043	5.2%	$148,294	$140,456	5.6%
Property operating expenses	14,413	12,979	11.0%	42,310	37,632	12.4%
Net operating income	$35,073	$34,064	3.0%	$105,984	$102,824	3.1%

Growth in same property NOI	3.0%			3.1%

Number of properties included in analysis	139			137
Same property occupancy	95.1%	94.9%		95.1%	94.9%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Net of intercompany expenses.
(3)	Excludes the effects of straight line rent, lease termination fees and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION - QUARTERLY BREAKOUT
As of September 30, 2006
(in thousands, except per share data)

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Closing market price of common stock	$23.97	$20.90	$24.56	$23.12	$23.25	$22.70	$20.59
Dividend yield (based on current annualized dividend) (1)	5.01%	5.74%	4.89%	5.19%	4.99%	5.11%	5.63%
Dividends paid per share (1)	$0.30	$1.30	$0.30	$0.30	$0.29	$0.29	$0.29

Net book value per share (fully diluted, end of period)	$12.49	$12.75	$12.84	$12.83	$12.83	$12.73	$12.64

Liquidity
Cash and cash equivalents (includes cash held in escrow)	$18,560	$47,884	$2,216	$102	$3,308	$-	$-
Revolving credit facilities
Gross potential available under current credit facilities	$280,000	$280,000	$280,000	$345,000	$345,000	$345,000	$345,000
less: Outstanding balance	(44,000)	(47,000)	(115,000)	(93,165)	(39,000)	(179,387)	(144,763)
Holdback for letters of credit	(5,943)	(5,896)	(1,371)	(1,283)	(1,283)	(1,283)	(1,289)
Net potential available under credit facilities	$230,057	$227,104	$163,629	$250,552	$304,717	$164,330	$198,948

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common shares	72,673.863	73,235.641	75,360.212	74,891.792	74,522.955	74,029.497	73,561.218
Diluted common shares
Unvested restricted common shares	460.067	401.834	391.214	517.637	525.954	582.787	576.122
Walden Woods shares	93.656	93.656	93.656	93.656	93.656	93.656	93.656
Common stock options (treasury method, closing price)	240.482	165.612	305.327	301.217	399.136	379.914	400.907
Fully diluted common shares	73,468.068	73,896.743	76,150.409	75,804.302	75,541.701	75,085.854	74,631.903

Total debt (excluding unamortized premium/discount)	$998,966	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745
Cash and cash equivalents (includes cash held in escrow)	(18,560)	(47,884)	(2,216)	(102)	(3,308)	-	-
Net debt	980,406	904,814	1,134,944	1,005,392	950,770	985,674	978,745
Equity market capitalization (fully diluted, end of period)	1,761,030	1,544,442	1,870,254	1,752,595	1,756,345	1,704,449	1,536,671
Total market capitalization	$2,741,436	$2,449,256	$3,005,198	$2,757,987	$2,707,115	$2,690,123	$2,515,416

Net debt to total market capitalization	35.8%	36.9%	37.8%	36.5%	35.1%	36.6%	38.9%

Gross real estate and securities investments	$2,020,902	$1,961,722	$2,222,135	$2,088,063	$2,028,990	$2,044,787	$2,016,111

Net debt to gross real estate and securities investments	48.5%	46.1%	51.1%	48.1%	46.9%	48.2%	48.5%

(1)	Dividend amount includes a $1.00 special dividend paid on June 30, 2006. Dividend yield excludes the special dividend.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended		Percent	For the nine months ended		Percent
	Sep 30, 2006	Sep 30, 2005	Change	Sep 30, 2006	Sep 30, 2005	Change

Revenue:
Minimum rents	$41,539	$45,167		$131,390	$134,232
Expense recoveries	11,451	12,218		39,285	37,438
Lease termination fees	269	824		950	3,314
Percentage rent	288	69		1,621	1,411
Property management and leasing services	745	133		1,341	325
Total revenue	54,292	58,411	-7.1%	174,587	176,720	-1.2%

Costs and expenses:
Property operating	14,933	15,568		48,689	45,585
Lease termination	-	-		953	-
Property management and leasing services	610	42		1,173	138
Rental property depreciation and amortization	9,928	10,153		31,952	29,922
General and administrative	6,591	4,232		15,872	12,942
Total costs and expenses	32,062	29,995	6.9%	98,639	88,587	11.3%

Income before other income and expenses, minority interest and discontinued operations	22,230	28,416		75,948	88,133
Other income and expenses:
Interest expense	(13,161)	(13,805)		(41,005)	(38,586)
Amortization of deferred financing fees	(383)	(372)		(1,114)	(1,120)
Investment income	830	5,593		6,595	7,516
Equity in income (loss) from unconsolidated joint ventures	(130)	-		1,525	-
Gain on sale of real estate	396	-		93,077	-
Gain (loss) on extinguishment of debt	457	-		(1,813)	-
Other income (loss)	-	-		389	(1)
Income before minority interest and discontinued operations	10,239	19,832		133,602	55,942
Minority interest	(28)	(48)		(178)	(144)
Income from continuing operations	10,211	19,784	-48.4%	133,424	55,798	139.1%

Discontinued operations:
Operations of income producing properties sold or held for sale	1,741	2,169		6,124	7,716
Gain on disposal of income producing properties	2,168	6,088		8,284	11,460
Income from discontinued operations	3,909	8,257		14,408	19,176

Net income	$14,120	$28,041	-49.6%	$147,832	$74,974	97.2%

Basic earnings per share
Income from continuing operations	$0.14	$0.27	-48.1%	$1.80	$0.76	136.8%
Income from discontinued operations	0.05	0.11		0.19	0.26
Net income	$0.19	$0.38	-50.0%	$1.99	$1.02	95.1%

Diluted earnings per share
Income from continuing operations	$0.14	$0.26	-46.2%	$1.78	$0.74	140.5%
Income from discontinued operations	0.05	0.11		0.19	0.26
Net income	$0.19	$0.37	-48.6%	$1.97	$1.00	97.0%

Weighted average shares outstanding
Basic	73,152	74,087		74,207	73,592
Diluted	73,893	75,144		74,944	74,637

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended September 30, 2006
(in thousands, except per share data)
	For the three months ended

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Revenue:
Minimum rents	$41,539	$42,802	$47,049	$45,654	$45,167	$44,711	$44,354
Expense recoveries	11,451	13,261	14,573	14,880	12,218	13,106	12,114
Lease termination fees	269	389	292	451	824	2,322	168
Percentage rent	288	159	1,174	151	69	327	1,015
Property management and leasing services	745	441	155	182	133	128	64
Total revenue	54,292	57,052	63,243	61,318	58,411	60,594	57,715

Costs and expenses:
Property operating	14,933	16,517	17,239	18,477	15,568	15,183	14,833
Lease termination	-	598	355	-	-	-	-
Property management and leasing services	610	486	77	91	42	74	22
Rental property depreciation and amortization	9,928	10,737	11,287	10,377	10,153	10,128	9,643
General and administrative	6,591	4,665	4,616	4,339	4,232	4,370	4,340
Total costs and expenses	32,062	33,003	33,574	33,284	29,995	29,755	28,838

Income before other income and expenses, minority interest and discontinued operations	22,230	24,049	29,669	28,034	28,416	30,839	28,877
Other income and expenses:
Interest expense	(13,161)	(13,109)	(14,735)	(12,744)	(13,805)	(12,929)	(11,852)
Amortization of deferred financing fees	(383)	(376)	(355)	(391)	(372)	(370)	(379)
Investment income	830	1,113	4,652	424	5,593	1,215	709
Equity in income (loss) from unconsolidated joint venture	(130)	1,655	-	-	-	-	-
Gain on sale of real estate	396	92,367	314	-	-	-	-
Gain (loss) on extinguishment of debt	457	(1,978)	(292)	-	-	-	-
Other income (loss)	-	39	350	(9)	-	-	-
Income before minority interest and discontinued operations	10,239	103,760	19,603	15,314	19,832	18,755	17,355
Minority interest	(28)	(122)	(28)	(44)	(48)	(46)	(50)

Income from continuing operations	10,211	103,638	19,575	15,270	19,784	18,709	17,305

Discontinued operations:
Operations of income producing properties sold or held for sale	1,741	2,085	2,298	2,497	2,169	2,677	2,870
Gain on disposal of income producing properties	2,168	5,624	492	-	6,088	3,757	1,615
Income from discontinued operations	3,909	7,709	2,790	2,497	8,257	6,434	4,485

Net income	$14,120	$111,347	$22,365	$17,767	$28,041	$25,143	$21,790

Basic earnings per share
Income from continuing operations	$0.14	$1.40	$0.26	$0.21	$0.27	$0.25	$0.24
Income from discontinued operations	0.05	0.10	0.04	0.03	0.11	0.09	0.06
Net income	$0.19	$1.50	$0.30	$0.24	$0.38	$0.34	$0.30

Diluted earnings per share
Income from continuing operations	$0.14	$1.39	$0.26	$0.21	$0.26	$0.25	$0.23
Income from discontinued operations	0.05	0.10	0.03	0.03	0.11	0.09	0.06
Net income	$0.19	$1.49	$0.29	$0.24	$0.37	$0.34	$0.29

Weighted average shares outstanding
Basic	73,152	74,359	75,151	74,574	74,087	73,636	73,043
Diluted	73,893	75,071	75,978	75,501	75,144	74,656	74,193
Note: All prior period figures have been restated to reflect the effects of reporting for discontinued operations.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended					For the nine months ended
	Sep 30, 2006					Sep 30, 2006
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Revenue:
Minimum rents	$41,539	$2,651	$2,580	$71	$44,190	$131,390	$8,402	$7,529	$873	$139,792
Expense recoveries	11,451	568	494	74	12,019	39,285	1,880	1,685	195	41,165
Lease termination fees	269	134	134	-	403	950	282	282	-	1,232
Percentage rent	288	30	30	-	318	1,621	177	177	-	1,798
Property management and leasing services	745	-	-	-	745	1,341	-	-	-	1,341
Total revenue	54,292	3,383	3,238	145	57,675	174,587	10,741	9,673	1,068	185,328

Costs and expenses:
Property operating	14,933	873	856	17	15,806	48,689	2,117	2,008	109	50,806
Lease termination	-	-	-	-	-	953	-	-	-	953
Property management and leasing services	610	-	-	-	610	1,173	-	-	-	1,173
Rental property depreciation and amortization	9,928	701	701	-	10,629	31,952	2,209	2,121	88	34,161
General and administrative	6,591	-	-	-	6,591	15,872	-	-	-	15,872
Total costs and expenses	32,062	1,574	1,557	17	33,636	98,639	4,326	4,129	197	102,965

Income before other income and expenses, minority interest and discontinued operations	22,230	1,809	1,681	128	24,039	75,948	6,415	5,544	871	82,363
Other income and expenses:
Interest expense	(13,161)	(68)	(68)	-	(13,229)	(41,005)	(205)	(205)	-	(41,210)
Amortization of deferred financing fees	(383)	-	-	-	(383)	(1,114)	-	-	-	(1,114)
Investment income	830	-	-	-	830	6,595	-	-	-	6,595
Equity in income (loss) of unconsolidated joint venture	(130)	-	-	-	(130)	1,525	-	-	-	1,525
Gain on sale of real estate	396	-	-	-	396	93,077	-	-	-	93,077
Gain (loss) on extinguishment of debt	457	-	-	-	457	(1,813)	-	-	-	(1,813)
Other income (loss)	-	-	-	-	-	389	(86)	-	(86)	303
Income before minority interest and discontinued operations	10,239	1,741	1,613	128	11,980	133,602	6,124	5,339	785	139,726
Minority interest	(28)	-	-	-	(28)	(178)	-	-	-	(178)
Income from continuing operations	10,211	1,741	1,613	128	11,952	133,424	6,124	5,339	785	139,548

Discontinued operations:
Operations of income producing properties sold or held for sale	1,741	(1,741)	(1,613)	(128)	-	6,124	(6,124)	(5,339)	(785)	-
Gain on disposal of income producing properties	2,168	-	-	-	2,168	8,284	-	-	-	8,284
Income from discontinued operations	3,909	(1,741)	(1,613)	(128)	2,168	14,408	(6,124)	(5,339)	(785)	8,284

Net income	$14,120	$-	$-	$-	$14,120	$147,832	$-	$-	$-	$147,832

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended					For the nine months ended
	Sep 30, 2005					Sep 30, 2005
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Revenue:
Minimum rents	$45,167	$3,080	$2,444	$636	$48,247	$134,232	$10,166	$7,378	$2,788	$144,398
Expense recoveries	12,218	605	531	74	12,823	37,438	2,154	1,581	573	39,592
Lease termination fees	824	20	12	8	844	3,314	710	639	71	4,024
Percentage rent	69	40	40	-	109	1,411	165	161	4	1,576
Property management and leasing services	133	-	-	-	133	325	-	-	-	325
Total revenue	58,411	3,745	3,027	718	62,156	176,720	13,195	9,759	3,436	189,915

Costs and expenses:
Property operating	15,568	719	534	185	16,287	45,585	2,509	1,628	881	48,094
Property management and leasing services	42	-	-	-	42	138	-	-	-	138
Rental property depreciation and amortization	10,153	773	674	99	10,926	29,922	2,386	1,929	457	32,308
General and administrative	4,232	-	-	-	4,232	12,942	-	-	-	12,942
Total costs and expenses	29,995	1,492	1,208	284	31,487	88,587	4,895	3,557	1,338	93,482

Income before other income and expenses, minority interest and discontinued operations	28,416	2,253	1,819	434	30,669	88,133	8,300	6,202	2,098	96,433
Other income and expenses:
Interest expense	(13,805)	(84)	(69)	(15)	(13,889)	(38,586)	(584)	(351)	(233)	(39,170)
Amortization of deferred financing fees	(372)	-	-	-	(372)	(1,120)	-	-	-	(1,120)
Investment income	5,593	-	-	-	5,593	7,516	-	-	-	7,516
Other income (loss)	-	-	-	-	-	(1)	-	-	-	(1)
Income before minority interest and discontinued operations	19,832	2,169	1,750	419	22,001	55,942	7,716	5,851	1,865	63,658
Minority interest	(48)	-	-	-	(48)	(144)	-	-	-	(144)

Income from continuing operations	19,784	2,169	1,750	419	21,953	55,798	7,716	5,851	1,865	63,514

Discontinued operations:
Operations of income producing properties sold or held for sale	2,169	(2,169)	(1,750)	(419)	-	7,716	(7,716)	(5,851)	(1,865)	-
Gain on disposal of income producing properties	6,088	-	-	-	6,088	11,460	-	-	-	11,460
Income from discontinued operations	8,257	(2,169)	(1,750)	(419)	6,088	19,176	(7,716)	(5,851)	(1,865)	11,460

Net income	$28,041	$-	$-	$-	$28,041	$74,974	$-	$-	$-	$74,974

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
UNCONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended		For the nine months ended
	Sep 30, 2006	Sep 30, 2005	Sep 30, 2006	Sep 30, 2005

Rental revenue:
Minimum rents	$7,991	$-	$13,986	$-
Expense recoveries	2,523	-	4,145	-
Lease termination revenue	5	-	33	-
Percentage rent	1	-	1	-
Total rental revenue	10,520	-	18,165	-

Costs and expenses:
Property operating	3,110	-	5,256	-
Rental property depreciation and amortization	4,875		8,203
Total costs and expenses	7,985	-	13,459	-

Income before other income and expenses, minority interest and discontinued operations	2,535	-	4,706	-
Other income and expenses:
Interest expense	(4,882)	-	(8,179)	-
Amortization of deferred financing fees	(133)	-	(220)	-
Investment income	126	-	200	-
Gain on sale of real estate	-		3,300
Income before minority interest and discontinued operations	(2,354)	-	(193)	-
Minority interest	-	-	-	-
Income from continuing operations	(2,354)	-	(193)	-

Discontinued operations:
Operations of income producing properties sold or held for sale	-	-	-	-
Gain (loss) on disposal of income producing properties	-	-	-	-
Income from discontinued operations	-	-	-	-

Net income	$(2,354)	$-	$(193)	$-

Notes:	EQYInvest was formed on April 26, 2006, accordingly there is no activity prior to this time.
Parcel F LLC held a parcel of land that was sold in April 2006. The entity did not have any other operating activities.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended		For the nine months ended		For the year ended
	Sep 30, 2006	Sep 30, 2005	Sep 30, 2006	Sep 30, 2005	Dec 31, 2005

Net income	$14,120	$28,041	$147,832	$74,974	$92,741
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,629	10,924	34,161	32,308	43,445
Gain on disposal of depreciable real estate	-	(6,088)	(93,196)	(11,460)	(11,460)
Pro rata share of real estate depreciation from unconsolidated joint venture	736	-	1,244	-	-
Minority interest	28	27	178	82	110
Funds from operations	$25,513	$32,904	$90,219	$95,904	$124,836
Increase	-22.5%		-5.9%

Earnings per diluted share*	$0.19	$0.37	$1.97	$1.00	$1.24
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.15	0.15	$0.45	0.43	0.58
Gain on disposal of depreciable real estate	-	(0.08)	$(1.24)	(0.15)	(0.15)
Pro rata share of real estate depreciation from unconsolidated joint venture	0.01	-	$0.02	-	-
Funds from operations per diluted share	$0.35	$0.44	$1.20	$1.28	$1.67
Increase	-20.5%		-6.3%

Weighted average diluted shares	73,893	75,144	74,944	74,637	74,790

* Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended September 30, 2006
(in thousands, except per share data)
	For the three months ended

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Net income	$14,120	$111,347	$22,365	$17,767	$28,041	$25,143	$21,790
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,629	11,493	12,039	11,137	10,924	10,938	10,446
Gain on disposal of depreciable real estate	-	(92,704)	(492)	-	(6,088)	(3,757)	(1,615)
Pro rata share of real estate depreciation from unconsolidated joint venture	736	508	-	-	-	-	-
Minority interest	28	122	28	28	27	27	28

Funds from operations	$25,513	$30,766	$33,940	$28,932	$32,904	$32,351	$30,649
Sequential increase (decrease)	(17.1%)	(9.4%)	17.3%	(12.1%)	1.7%	5.6%

Earnings per diluted share*	$0.19	$1.49	$0.29	$0.24	$0.37	$0.34	$0.29
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.15	0.15	0.16	0.14	0.15	0.14	0.14
Gain on disposal of depreciable real estate	-	(1.24)	-	-	(0.08)	(0.05)	(0.02)
Pro rata share of real estate depreciation from unconsolidated joint venture	0.01	0.01	-	-	0.00	-	-
Funds from operations per diluted share	$0.35	$0.41	$0.45	$0.38	$0.44	$0.43	$0.41
Sequential increase (decrease)	(14.6%)	(8.9%)	18.4%	(13.6%)	2.3%	4.9%

Weighted average diluted shares	73,893	75,071	75,978	75,501	75,144	74,656	74,193

* Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended September 30, 2006
(in thousands, except per share data)

	For the three months ended		For the nine months ended		For the year ended
	Sep 30, 2006	Sep 30, 2005	Sep 30, 2006	Sep 30, 2005	Dec 31, 2005

Funds from operations	$25,513	$32,904	$90,219	$95,904	$124,836
Adjust for certain non-cash items:
Amortization of deferred financing fees	383	372	1,114	1,121	1,512
Amortization of above/below market rent intangibles	(637)	(240)	(1,933)	(752)	(1,006)
Amortization of restricted stock and stock option expense	1,447	1,523	4,216	4,475	5,973
Straight line rents	(834)	(1,157)	(2,171)	(3,510)	(4,450)
Capitalized interest	(1,673)	(876)	(4,349)	(2,299)	(3,354)
Amortization of debt premium/discount	(2,304)	(1,274)	(5,383)	(3,895)	(5,159)
Pro rata share of unconsolidated joint venture adjustments	(79)	-	(144)	-	-
Total non-cash items	(3,697)	(1,652)	(8,650)	(4,860)	(6,484)

Adjust for recurring capital expenditures:
Tenant improvements	(864)	(1,624)	(2,702)	(4,363)	(4,935)
Leasing commissions and costs	(702)	(1,097)	(2,566)	(3,489)	(4,583)
Other capital expenditures	(379)	(386)	(1,173)	(1,302)	(4,583)
Pro rata share of unconsolidated joint venture expenditures	(85)	-	(99)	-	-
Total recurring capital expenditures	(2,030)	(3,107)	(6,540)	(9,154)	(14,101)

Funds available for distribution before debt payments	$19,786	$28,145	$75,029	$81,890	$104,251
	-29.7%		-8.4%

Funds available for distribution per diluted share	$0.27	$0.37	$1.00	$1.10	$1.39
Increase	-27.0%		-9.1%

Cash dividends (1)	$22,125	$21,426	$140,728	$64,684	$87,272

Weighted average diluted shares	73,893	75,144	74,944	74,637	74,790

(1) Dividend amount includes a $1.00 special dividend paid on June 30, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT
For the quarter ended September 30, 2006
(in thousands, except per share data)
	For the three months ended

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Funds from operations	$25,513	$30,766	$33,940	$28,932	$32,904	$32,351	$30,649
Adjust for certain non-cash items:
Amortization of deferred financing fees	383	376	355	391	372	370	379
Amortization of above/below market rent intangibles	(637)	(773)	(523)	(254)	(240)	(364)	(148)
Amortization of restricted stock and stock option expense	1,447	1,382	1,387	1,498	1,523	1,466	1,486
Straight line rents	(834)	(716)	(621)	(940)	(1,157)	(1,086)	(1,267)
Capitalized interest	(1,673)	(1,600)	(1,076)	(1,055)	(876)	(790)	(633)
Amortization of debt premium/discount	(2,304)	(193)	(2,886)	(1,264)	(1,274)	(1,335)	(1,286)
Pro rate share of unconsolidated joint venture adjustments	(79)	(65)	-	-	-	-	-
Total non-cash items	(3,697)	(1,589)	(3,364)	(1,624)	(1,652)	(1,739)	(1,469)

Adjust for recurring capital expenditures:
Tenant improvements	(864)	(1,127)	(711)	(572)	(1,624)	(2,374)	(365)
Leasing commissions and costs	(702)	(787)	(1,077)	(1,094)	(1,097)	(881)	(1,511)
Other capital expenditures	(379)	(368)	(426)	(686)	(386)	(502)	(414)
Pro rate share of unconsolidated joint venture expenditures	(85)	(14)	-	-	-	-	-
Total recurring capital expenditures	(2,030)	(2,296)	(2,214)	(2,352)	(3,107)	(3,757)	(2,290)

Funds available for distribution before debt payments	$19,786	$26,881	$28,362	$24,956	$28,145	$26,855	$26,890
Sequential increase (decrease)	(26.4%)	(5.2%)	13.6%	(11.3%)	4.8%	(0.1%)

Funds available for distribution per diluted share	$0.27	$0.36	$0.37	$0.33	$0.37	$0.36	$0.36
Sequential increase (decrease)	(25.0%)	(2.7%)	12.1%	(10.8%)	2.8%	-

Cash dividends (1)	$22,125	$95,850	$22,753	$22,588	$21,683	$21,575	$21,426

Weighted average diluted shares	73,893	75,071	75,978	75,501	75,144	74,656	74,193

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	As of

	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005
Assets
Properties
Income producing	$1,724,194	$1,742,017	$1,737,809	$1,661,243	$1,644,783	$1,488,652	$1,911,819
Less: accumulated depreciation	(128,266)	(127,293)	(119,522)	(111,031)	(102,620)	(86,123)	(104,718)
Rental property	1,595,928	1,614,724	1,618,287	1,550,212	1,542,163	1,402,529	1,807,101
Construction in progress and land held for development	99,339	128,767	102,784	64,202	57,950	52,818	50,026
Property held for sale	116,650	9,827	281,579	282,091	287,099	432,936	9,199
Properties, net	1,811,917	1,753,318	2,002,650	1,896,505	1,887,212	1,888,283	1,866,326

Cash and cash equivalents	12,272	3,424	2,216	102	-	-	-
Cash held in escrow	6,288	44,460	-	-	3,308	-	-
Accounts and other receivables, net	16,444	14,207	19,139	17,600	13,978	12,643	10,204
Securities	80,719	81,074	85,336	67,588	27,601	52,303	44,593
Goodwill	11,504	13,092	11,982	12,013	12,007	13,807	13,807
Investment in and advances to unconsolidated joint venture	-	209	285	285	273	273	273
Other assets	57,397	54,123	58,949	57,940	59,233	48,060	57,446

Total	$1,996,541	$1,963,907	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$360,471	$366,699	$378,922	$392,480	$391,801	$389,907	$488,817
Mortgage notes payable related to properties held for sale	4,016	-	54,186	54,445	57,745	64,296	-
Unsecured revolving credit facilities	44,000	47,000	115,000	93,165	39,000	179,387	144,763
Unsecured senior notes payable	590,479	538,999	589,052	465,404	465,532	347,310	345,165
Payable for securities	-	-	-	-	-	4,774	-
Total debt	998,966	952,698	1,137,160	1,005,494	954,078	985,674	978,745
Unamortized premium/discount on notes payable	8,890	11,898	12,041	15,830	17,093	18,984	20,318
Total notes payable	1,007,856	964,596	1,149,201	1,021,324	971,171	1,004,658	999,063

Accounts payable and other liabilities	70,126	55,926	52,531	56,555	62,115	53,446	48,787
Total liabilities	1,077,982	1,020,522	1,201,732	1,077,879	1,033,286	1,058,104	1,047,850

Minority interest	989	989	989	1,425	1,457	1,437	1,417

Stockholders' equity	917,570	942,396	977,836	972,729	968,869	955,828	943,382

Total	$1,996,541	$1,963,907	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

EQUITY ONE, INC. AND SUBSIDIARIES
UNCONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	As of
	Sep 30, 2006	Dec 31, 2005
Assets
Properties
Income producing	$361,979	$-
Less: accumulated depreciation	(2,920)	-
Rental property	359,059	-
Land held for sale	-	1,055
Construction in progress and land held for development	15,513	-
Properties, net	374,572	1,055

Cash and cash equivalents	9,935	-
Accounts and other receivables, net	1,311	-
Other assets	14,864	-

Total	$400,682	$1,055

Liabilities and joint venture equity
Liabilities
Mortgage notes payable	$312,200	$-
Accounts payable and other liabilities	8,169	-
Total liabilities	320,369	-

Joint venture equity	80,313	1,055

Total	$400,682	$1,055

Notes:	EQYInvest LLC was formed on April 26, 2006 upon the sale of the 29 Texas properties. Equity One has a 20% interest in the entity.
Parcel F LLC held a parcel of land that was sold in April 2006. Equity One had a 50% interest in the entity.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of September 30, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Sep 30, 2006

Mortgage debt
Medford	03/01/06	8.690%	$-	$5,206	0.00%
Plymouth	03/01/06	8.690%	-	3,805	0.00%
Swampscott	03/01/06	8.690%	-	2,262	0.00%
Colony Plaza (2)	04/25/06	7.540%	-	2,932	0.00%
Forestwood (2)	04/25/06	5.070%	-	6,961	0.00%
Highland Square (2)	04/25/06	8.870%	-	3,847	0.00%
Parkwood (2)	04/25/06	7.280%	-	6,015	0.00%
Richwood (2)	04/25/06	7.280%	-	3,099	0.00%
Westgate Marketplace (2)	04/25/06	4.880%	-	29,159	0.00%
Minyards (2)	04/25/06	8.320%	-	2,432	0.00%
Walden Woods	05/03/06	7.875%	-	2,148	0.00%
Crossroads Square	06/01/06	8.440%	-	12,123	0.00%
Rosemeade	12/01/07	8.295%	2,969	3,031	0.29%
Commonwealth	02/15/08	7.000%	2,409	2,510	0.24%
Mariners Crossing	03/01/08	7.080%	3,238	3,280	0.32%
Pine Island/Ridge Plaza	07/01/08	6.910%	23,888	24,195	2.37%
North Port Shopping Center	02/08/09	6.650%	3,818	3,902	0.38%
Prosperity Centre	03/01/09	7.875%	5,305	5,624	0.53%
Ibis Shopping Center	09/01/09	6.730%	5,346	5,497	0.53%
Tamarac Town Square	10/01/09	9.190%	5,953	6,029	0.59%
Park Promenade	02/01/10	8.100%	6,119	6,173	0.61%
Skipper Palms	03/01/10	8.625%	3,466	3,493	0.34%
Jonathan's Landing	05/01/10	8.050%	2,803	2,832	0.28%
Bluff's Square	06/01/10	8.740%	9,841	9,914	0.98%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of September 30, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Sep 30, 2006

Kirkman Shoppes	06/01/10	8.740%	$9,293	$9,362	0.92%
Ross Plaza	06/01/10	8.740%	6,481	6,529	0.64%
Boynton Plaza	07/01/10	8.030%	7,282	7,345	0.72%
Pointe Royale	07/15/10	7.950%	3,799	4,015	0.38%
Shops at Skylake	08/01/10	7.650%	13,561	13,874	1.35%
Parkwest Crossing	09/01/10	8.100%	4,598	4,636	0.46%
Spalding Village	09/01/10	8.190%	9,631	9,899	0.96%
Charlotte Square	02/01/11	9.190%	3,422	3,479	0.34%
Forest Village	04/01/11	7.270%	4,348	4,389	0.43%
Boca Village	05/01/11	7.200%	8,038	8,114	0.80%
MacLand Pointe	05/01/11	7.250%	5,677	5,731	0.56%
Pine Ridge Square	05/01/11	7.020%	7,114	7,184	0.71%
Sawgrass Promenade	05/01/11	7.200%	8,038	8,115	0.80%
Presidential Markets	06/01/11	7.650%	26,642	26,872	2.64%
Lake Mary	11/01/11	7.250%	23,796	24,011	2.36%
Lake St. Charles	11/01/11	7.130%	3,755	3,790	0.37%
Belfair Towne Village	12/01/11	7.320%	10,814	10,984	1.07%
Marco Town Center	01/01/12	6.700%	8,282	8,413	0.82%
Riverside Square	03/01/12	9.190%	7,380	7,474	0.73%
Cashmere Corners	11/01/12	5.880%	4,945	5,032	0.49%
Eastwood	11/01/12	5.880%	5,893	5,996	0.58%
Meadows Shopping Center	11/01/12	5.870%	6,193	6,301	0.61%
Sparkleberry Square (3)	11/30/12	6.170%	6,424	6,526	0.64%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.74%
Alafaya Village	11/11/13	5.990%	4,105	-	0.41%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of September 30, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Sep 30, 2006

Summerlin Square	02/01/14	6.750%	$3,091	$3,326	0.31%
Bird Ludlum	02/15/15	7.680%	8,510	9,035	0.84%
Treasure Coast Plaza	04/01/15	8.000%	4,002	4,238	0.40%
Shoppes of Silverlakes	07/01/15	7.750%	2,326	2,460	0.23%
Grassland Crossing	12/01/16	7.870%	5,520	5,657	0.55%
Mableton Crossing	08/15/18	6.850%	3,880	3,961	0.38%
Sparkleberry Square (3)	06/30/20	6.750%	7,379	7,618	0.73%
BridgeMill	05/05/21	7.940%	9,081	9,221	0.90%
Westport Plaza	08/24/23	7.490%	4,707	4,782	0.47%
Chastain Square	02/28/24	6.500%	3,636	3,719	0.36%
Daniel Village	02/28/24	6.500%	3,974	4,064	0.39%
Douglas Commons	02/28/24	6.500%	4,736	4,842	0.47%
Fairview Oaks	02/28/24	6.500%	4,482	4,583	0.44%
Madison Centre	02/28/24	6.500%	3,636	3,718	0.36%
Paulding Commons	02/28/24	6.500%	6,173	6,312	0.61%
Siegen Village	02/28/24	6.500%	4,017	4,107	0.40%
Wesley Chapel Crossing	02/28/24	6.500%	3,171	3,242	0.31%

Total mortgage debt (54 loans outstanding)	5.4 years	7.290%	364,487	446,925	36.16%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	8,946	11,006	0.89%
Total mortgage debt (including net interest premium/discount)			$373,433	$457,931	37.05%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of September 30, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Sep 30, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Sep 30, 2006
Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$-	$50,000	0.00%
7.25% senior notes	08/25/06	7.250%	-	75,000	0.00%
3.875% senior notes (4)	04/15/09	3.875%	200,000	200,000	19.84%
Fair value of $100MM fixed-to-floating interest rate swap (5)	04/15/09	6-month Libor + 0.4375%	(4,521)	(4,596)	(0.45%)
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.48%
5.375% senior notes	10/15/15	5.375%	120,000	120,000	11.91%
6.00% senior notes	09/15/16	6.000%	125,000	-	12.40%
6.25% senior notes	01/15/17	6.250%	125,000	-	12.40%

Total unsecured senior notes payable	7.9 years	5.652%	590,479	465,404	58.59%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(56)	4,824	(0.01%)
Total unsecured senior notes payable (including net interest premium/discount)			$590,423	$470,228	58.58%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	5.640%	44,000	93,000	4.37%
$5MM City National Bank Unsecured	05/11/07	Libor + 1.000%	-	165	0.00%
Total revolving credit facilities			$44,000	$93,165	4.37%

Total debt			998,966	1,005,494	99.12%
Net interest premium/(discount)			8,890	15,830	0.88%
Total debt (including net interest premium/discount)			$1,007,856	$1,021,324	100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Positive)	Baa3 (Positive)
S&P			BBB- (Positive)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT MATURITIES
As of September 30, 2006
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving Credit	Senior		Percent of
by year	amortization	payments	Facilities (5)	Notes (6)	Total	debt maturing

2006	$2,294	$-	$-	$-	$2,294	0.2%
2007	9,563	2,864	-	-	12,427	1.2%
2008	9,815	28,474	-	-	38,289	3.8%
2009	9,634	17,926	44,000	200,000	271,560	27.1%
2010	8,879	69,594	-	-	78,473	7.8%
2011	7,456	93,433	-	-	100,889	10.1%
2012	6,195	40,056	-	25,000	71,251	7.1%
2013	5,771	3,556	-	-	9,327	0.9%
2014	5,666	-	-	-	5,666	0.6%
2015	4,192	30	-	120,000	124,222	12.4%
Thereafter	29,105	9,984	-	250,000	289,089	28.8%
Total	$98,570	$265,917	$44,000	$595,000	$1,003,487	100.0%

(1)	The rate in effect on September 30, 2006.

(2)	Repaid as part of the sale of the Texas Properties.

(3)	Sparkleberry Square is encumbered by two separate mortgages.

(4)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on six-month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(5)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.

(6)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC. AND SUBSIDIARIES
UNCONSOLIDATED DEBT SUMMARY
As of September 30, 2006
(in thousands)

	Equity One's	Maturity		Sep 30, 2006	Dec 31, 2005
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage notes payable
Fixed rate notes (EQYInvest Texas LLC)	20%	04/06/16	5.734%	$248,400	$-
Variable rate notes (EQYInvest Texas LLC)	20%	04/06/08	6.010%	63,800	-

Total mortgage notes payable		7.9 years	5.790%	$312,200	$-
		(wtd-avg-maturity)	(wtd-avg interest rate)
Equity One's pro-rata share of unconsolidated debt				$62,440	$-

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

			Total				Supermarket anchor				Average base
		Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912		Publix	Rite Aid	$ 9.61
									(6/1/2017)

West Gate Plaza	Mobile	1974 / 1985	64,378	96.2%	6	3	44,000		Winn-Dixie	Rite Aid	7.03
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	96.9%	18	4	81,912	0			$ 8.33

FLORIDA (81)

Central Florida (11)

Alafaya Commons	Orlando	1987	123,133	100.0%	29	0	54,230		Publix	Blockbuster	12.27
									(11/30/2007)

Alafaya Village	Orlando	1986	39,477	86.7%	14	1		53,979	Super Saver		16.41

Conway Crossing	Orlando	2002	76,321	98.2%	17	1	44,271		Publix		12.04
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.59
									(11/1/2017)

Eustis Square	Eustis	1983 / 1997 / 2004	126,791	96.9%	23	2	15,872		Save-a-Lot	Accent Marketing, Goodwill, Fred's Store	5.93
									(5/31/2013)

Kirkman Shoppes	Orlando	1973	88,820	100.0%	30	0				Party Depot	17.48

Lake Mary	Orlando	1988 / 2001	342,384	96.3%	65	20	63,139		Albertsons	Kmart, Lifestyle Fitness, Sunstar Movie Theatres	11.45
									(6/30/2012)

Park Promenade	Orlando	1987 / 2000	125,818	96.9%	25	1	55,000		Publix*	Orange County Library, Blockbuster, Goodwill	9.08
									(2/9/2007)

Town & Country	Kissimmee	1993	72,043	100.0%	14	0	52,883		Albertsons*		8.98
									(10/31/2018)

Unigold	Winter Park	1987	117,527	97.1%	24	1	52,500		Winn-Dixie	Blockbuster, Lifestyle Family Fitness	11.16
									(4/30/2007)

Walden Woods	Plant City	1985 / 1998, 2003	75,874	82.9%	12	2				Dollar Tree, Aaron Rents, Dollar General	6.83

North Florida (12)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	100.0%	25	0	39,795		Publix	JoAnn Fabrics, Dollar Tree	11.10
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	84.7%	9	2				Big Lots, Goodwill, Bealls Outlet	8.13

Commonwealth	Jacksonville	1984 / 1998	81,467	98.4%	15	1	48,997		Winn-Dixie/Save Rite		8.37
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	92.3%	13	4	37,866		Publix		10.49
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	96.2%	11	2	45,500		Winn-Dixie	Citi Trends	7.34
									(5/31/2015)

Medical & Merchants	Jacksonville	1993	152,761	96.9%	14	3	55,999		Publix	Memorial Health Group, Blockbuster	12.27
									(2/10/2013)

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	9.65
									(9/30/2014)

Monument Point	Jacksonville	1985 / 1997	75,128	98.0%	11	1	46,772		Winn-Dixie	CVS Pharmacy	6.73
									(3/27/2010)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

			Total				Supermarket anchor				Average base
		Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Beall's	$ 7.30
									(3/11/2010)

Parkmore Plaza	Milton	1986	159,093	99.4%	12	1				Bealls, Big Lots	4.86

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848		FoodWorld		4.61
									(12/31/2009)

South Beach	Jacksonville Beach	1990, 1991	289,964	93.2%	42	8				Home Depot, Bed Bath & Beyond, Bealls, Stein Mart	11.05

South Florida / Atlantic Coast (32)

Bird Ludlum	Miami	1988 / 1998	192,282	100.0%	43	0	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill, Bird Executive Suites	15.58
									(12/31/2007)

Boca Village	Boca Raton	1978	93,428	95.0%	18	3	36,000		Publix	CVS Pharmacy	15.45
									(3/31/2012)

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy, Hollywood Video	11.45
									(8/31/2008)

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	98.7%	16	1				Office Depot, My Pharmacy, ABC Fine Wine and Spirits	19.32

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	99.4%	45	1	39,795		Publix	CVS Pharmacy, Stein Mart	13.20
									(12/4/2010)

Crossroads Square	Pembroke Pines	1973	92,277	97.2%	25	2				Lowe's, CVS Pharmacy, 99 Cent Stuff	14.45

CVS Plaza	Miami	2004	29,204	100.0%	8	0				CVS Pharmacy	16.61

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.94

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	0					21.34

Greenwood	Palm Springs	1982, 1994	132,325	98.0%	35	2	50,032		Publix	Bealls Outlet, World Savings Bank	12.43
									(12/5/2014)

Lago Mar	Miami	1995	82,613	93.9%	19	1	42,323		Publix		13.13
									(9/13/2015)

Lantana Village	Lantana	1976 / 1999	181,780	100.0%	26	0	39,473		Winn-Dixie	Kmart, Rite Aid* (Family Dollar), Hollywood Video	7.22
									(2/15/2011)

Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix		13.10
									(7/9/2017)

Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	92.7%	28	2	44,400		Publix	Stein Mart, TJ Maxx/Home Goods, CVS, Basset Furniture, Duffy's Sports Bar	16.08
									(11/30/2020)

Pine Island	Davie	1983 / 1999	254,907	100.0%	45	0	39,943		Publix	Home Depot Expo, Staples	11.00
									(11/30/2013)

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	99.1%	34	1	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture, Blockbuster	14.22
									(6/30/2009)

Plaza Alegre	Miami	2003	91,611	98.7%	20	1	44,271		Publix	Goodwill, Blockbuster	15.00
									(3/14/2023)

Point Royale	Miami	1970 / 2000	216,760	95.0%	24	2	45,350		Winn-Dixie	Best Buy, CVS Pharmacy* (Anna's Linens)	6.70
									(2/18/2011)

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	15.68

Ridge Plaza	Davie	1984 / 1999	155,204	99.6%	28	1		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Sofa Kings, Round Up	10.04

Riverside Square	Coral Springs	1987	107,941	96.3%	33	3	39,795		Publix	Tuesday Morning	13.80
									(2/18/2007)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

				Total				Supermarket anchor				Average base
			Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property		City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

	Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	97.0%	28	1	36,464		Publix	Walgreens, Blockbuster	$ 11.51
										(12/15/2009)

	Sheridan	Hollywood	1973 / 1991	455,843	98.4%	64	2	65,537		Publix	CVS Pharmacy, Ross, Bed Bath & Beyond, Blockbuster, Office Depot, AMC Theater, LA Fitness	14.00
										(10/9/2011)

	Shoppes at Quail Roost	Miami	2005	73,550	93.9%	18	2	44,840		Publix		14.98
										(6/30/25)

	Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		13.07
										(4/30/2019)

	Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	100.0%	40	0	47,813		Publix	Blockbuster	16.84
										(6/14/2015)

	Shops at Skylake	North Miami Beach	1999-2005	284,943	99.3%	49	2	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	16.07
										(7/31/2019)

	Tamarac Town Square	Tamarac	1987	127,635	93.1%	35	5	37,764		Publix	Dollar Tree	11.25
										(12/15/2014)

	Waterstone	Homestead	2005	82,531	100.0%	13	0	45,600		Publix	Walgreens	15.09
										(7/31/2025)

	West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	11.57
										(10/31/2016)

	Westport Plaza	Davie	2002	49,980	93.9%	7	1	27,887		Publix	Blockbuster	16.21
										(11/30/2022)

	Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124		Publix	Walgreens	15.59
										(11/30/2016)

Florida Treasure Coast (9)

	Bluffs Square	Jupiter	1986	132,395	100.0%	47	0	39,795		Publix	Walgreens	12.94
										(10/22/2011)

	Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	17	0	59,448		Albertsons		8.75
										(4/30/2025)

	Jonathan's Landing	Jupiter	1997	26,820	79.5%	11	1		53,850	Albertsons	Blockbuster	20.13

	New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	0	42,112		Publix	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.37
										(9/30/2007)

	Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.48

	Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix	Bealls Outlet, Books-A-Million	10.25
										(3/23/2017)

***	Salerno Village	Stuart	1987	79,903	99.1%	19	1	45,802		Winn-Dixie	CVS Pharmacy	10.62
										(3/23/2024)

	Shops at St. Lucie	Port St. Lucie	2006	19,361	83.2%	10	2					22.08

	Treasure Coast	Vero Beach	1983	133,781	97.2%	23	2	59,450		Publix		9.74
										7/31/2026

Florida West Coast (17)

	Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	96.6%	21	3	52,610		Publix	Bealls Outlet, West Marine	10.03
										(11/30/2021)

	Carrollwood	Tampa	1970 / 2002	94,203	91.0%	30	5	27,887		Publix	Floors Today	12.38
										(11/30/2022)

	Charlotte Square	Port Charlotte	1980	96,188	98.2%	23	1				American Signature Furniture, Seafood Buffet	8.31

	Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	CVS Pharmacy	11.51
										(5/27/2012)

	Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Sweet Bay		9.97
										(6/30/2019)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

			Total				Supermarket anchor				Average base
		Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		$ 14.04
									(5/31/2022)

Marco Town Center	Marco Island	2001	109,830	99.4%	41	1	27,887		Publix	West Marine	17.04
									(1/31/2018)

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	0	48,315		Kash n' Karry		9.18
									(8/15/2020)

Pavilion	Naples	1982	167,745	97.7%	40	2	50,795		Publix	Pavillion 6 Theatre, Anthony's	14.76
									(2/28/2013)

Regency Crossing	Port Richey	1986 / 2001	85,864	80.7%	16	9	44,270		Publix		10.03
									(2/28/2021)

Ross Plaza	Tampa	1984 / 1996	85,359	93.1%	16	3				Ross Dress for Less, Laminate Kingdom	10.28

Seven Hills	Spring Hill	1991	71,390	90.3%	13	3	48,890		Publix		10.05
									(9/25/2011)

Shoppes of North Port	North Port	1991	84,705	97.5%	20	2	48,890		Publix	Bealls Outlet	10.37
									(12/11/2011)

Skipper Palms	Tampa	1984	89,482	92.9%	15	3	53,440		Winn-Dixie		9.59
									(5/31/2016)

Summerlin Square	Fort Myers	1986 / 1998	109,156	80.2%	19	10	45,500		Winn-Dixie	West Marine	10.53
									(6/4/2011)

Venice Plaza	Venice	1971/ 1979 / 1999	148,779	88.3%	14	2	42,582		Sweet Bay	TJ Maxx/Home Goods, Blockbuster	5.71
									(9/30/2018)

Venice Shopping Center	Venice	1968 / 2000	111,934	98.1%	14	1	44,271		Publix	Beall's Outlet, Dollar Tree, Wachovia Bank	5.54
									(12/31/2026)

TOTAL SHOPPING CENTERS FLORIDA (81)			9,067,066	96.9%	1,813	136	2,811,177	107,829			$ 11.68

GEORGIA (24)

Atlanta (19)

BridgeMill	Canton	2000	89,102	96.6%	29	2	37,888		Publix		15.16
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	98.5%	19	1	59,997		Kroger		10.99
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	28	0	37,366		Publix		16.88
									(5/31/2024)

Commerce Crossing	Commerce	1988	105,188	56.9%	7	4	32,000		Ingles	Fred's Store	4.68
									(9/26/2009)

Douglas Commons	Douglasville	1988	97,027	97.6%	15	1	59,431		Kroger		10.23
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	94.4%	11	2	54,498		Kroger	Blockbuster	11.06
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	97.3%	12	2	70,086		Kroger		11.63
									(6/30/2016)

Hairston Center	Decatur	2000	13,000	53.8%	5	4					14.89

Hamilton Ridge	Buford	2002	89,496	95.3%	18	2	54,166		Kroger		12.91
									(11/30/2022)

Mableton Crossing	Mableton	1997	86,819	98.6%	16	1	63,419		Kroger		10.38
									(8/31/2017)

Macland Pointe	Marietta	1992-1993	79,699	98.5%	16	1	55,999		Publix		9.78
									(12/29/2012)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

				Total				Supermarket anchor				Average base
			Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property		City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

	Market Place	Norcross	1976	77,706	84.5%	19	4				Peachtree Cinema	$ 11.84

	Paulding Commons	Dallas	1991	192,391	93.7%	23	7	49,700		Kroger	Kmart	7.74
										(2/28/2011)

	Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	0	55,520		Kroger	Cost Plus Store, Binders Art Supplies	16.01
										(5/31/2010)

	Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	99.7%	23	1				Micro Center	10.62

	Presidential Markets	Snellville	1993-2000	396,408	95.2%	32	3	56,146		Publix	Bed Bath & Beyond, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	10.21
										(12/31/2019)

	Shops of Huntcrest	Lawrenceville	2003	97,040	100.0%	26	0	54,340		Publix		14.12
										(1/31/2023)

	West Towne Square	Rome	1988	89,596	77.0%	10	8				Big Lots	5.24

	Williamsburg @ Dunwoody	Dunwoody	1983	44,928	97.4%	26	1					17.69

Central Georgia (3)

	Daniel Village	Augusta	1956 / 1997	171,932	94.4%	34	5	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	8.24
										(3/25/2022)

	Spalding Village	Griffin	1989	235,318	69.4%	23	5	59,431		Kroger	JC Penney*, Blockbuster, Fred's Store	7.90
										(5/31/2014)

	Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960		Harris Teeter* (Omni Fitness)		9.62
										(4/1/2011)

South Georgia (2)

	Colony Square	Fitzgerald	1987	50,000	92.8%	4	2	32,200		Food Lion* (Harvey's)		5.82
										(12/31/2007)

	McAlpin Square	Savannah	1979	176,807	89.6%	22	5	43,600		Kroger	US Post Office, Big Lots, In Fashion Menswear Outlet	7.42
										(8/31/2015)

TOTAL SHOPPING CENTERS GEORGIA (24)				2,729,821	91.2%	453	62	954,718	0			$ 10.53

LOUISIANA (14)

**	Ambassador Row	Lafayette	1980, 1991	193,978	84.1%	24	2				Conn's Appliances, Big Lots, Chuck E Cheese, Goody's	9.12

**	Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	94.5%	22	1				Bed Bath & Beyond, Marshall's, Hancock Fabrics, United Training Academy	10.54

**	Bluebonnet Village	Baton Rouge	1983	101,623	87.6%	18	6	33,387		Matherne's	Ace Hardware	8.80
										(11/30/2010)

**	Boulevard	Lafayette	1976, 1994	68,012	100.0%	14	0				Piccadilly, Harbor Freight Tools, Golfballs.com	7.76

**	Country Club Plaza	Slidell	1982 / 1994	64,686	100.0%	10	0	33,387		Winn-Dixie	Dollar General	6.08
										(1/31/2008)

**	Crossing	Slidell	1988, 1993	113,989	97.4%	14	1	58,432		Save A Center	A-1 Home Appliance, Piccadilly	5.97
										(9/29/2009)

**	Elmwood Oaks	Harahan	1989	133,995	96.5%	10	1				Academy Sports, Dollar Tree, Home Décor	9.44

**	Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Grand Marche	0.14

**	Plaza Acadienne	Eunice	1980	105,419	52.6%	6	2	28,092		Super 1 Store	Fred's	4.20
										(6/30/2010)

**	Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	100.0%	9	0				Burke's Outlet, Harbor Freight Tools, Blockbuster, Fred's Store	6.88

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

				Total				Supermarket anchor				Average base
			Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property		City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

**	Siegen Village	Baton Rouge	1988	170,416	98.6%	19	1				Office Depot, Big Lots, Dollar Tree, Stage, Party City	$ 8.50

**	Tarpon Heights	Galliano	1982	56,605	96.5%	8	1				CVS Pharmacy, Stage, Dollar General	4.90

**	Village at Northshore	Slidell	1988	144,638	100.0%	14	0				Marshalls, Dollar Tree, Kirschman's*, Bed Bath & Beyond, Office Depot	8.59

**	Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)				1,631,973	93.0%	170	15	153,298	0			$ 6.86

MASSACHUSETTS (6)

	Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market		26.89
										(1/2/2016)

	Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw's		24.04
										(1/1/2016)

	Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw's		17.77
										(1/1/2016)

	Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market		17.36
										(1/2/2016)

	Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods		21.00
										(1/1/2016)

	West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995	76,316	97.2%	10	2	54,928		Shaw's		23.58
										(1/2/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)				399,154	99.5%	15	2	377,766	0			$ 21.52

MISSISSIPPI (1)

	Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	0				Big Lots, Buffalo Wild Wings Gill & Bar	6.49

TOTAL SHOPPING CENTERS MISSISSIPPI (1)				66,857	100.0%	8	0	0	0			$ 6.49

NORTH CAROLINA (9)

	Centre Pointe Plaza	Smithfield	1989	163,642	93.7%	21	3				Belk's, Goody's, Dollar Tree, Aaron Rents	6.28

	Galleria	Wrightsville Beach	1986, 1990	92,114	93.8%	33	3	28,000		Harris Teeter	Eckerd	9.52
										(4/5/2006)

	Parkwest Crossing	Durham	1990	85,602	94.9%	16	1	38,052		Food Lion		10.29
										(12/14/2010)

	Plaza North	Hendersonville	1986	47,240	78.9%	7	3				CVS Pharmacy	6.81

	Riverview Shopping Center	Durham	1973 / 1995	128,498	92.7%	10	6	53,538		Kroger	Upchurch Drugs, Blockbuster, Riverview Galleries	7.21
										(12/31/2014)

	Salisbury Marketplace	Salisbury	1987	79,732	96.9%	19	1	31,762		Food Lion		10.25
										(2/11/2023)

	Shelby Plaza	Shelby	1972	103,200	98.1%	8	1				Big Lots, Aaron Rents, Burke's Outlet, Tractor Supply Company	3.83

	Thomasville Commons	Thomasville	1991	148,754	98.1%	11	2	32,000		Ingles	Kmart, CVS Pharmacy	5.83
										(9/29/2012)

	Willowdaile Shopping Center	Durham	1986	121,376	81.0%	19	8	53,368		Harris Teeter	Hall of Fitness	9.99
										(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)				970,158	92.8%	144	28	236,720	0			$ 7.50

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

			Total				Supermarket anchor				Average base
		Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

SOUTH CAROLINA (9)

Belfair Towne Village	Bluffton	2000-2003	166,639	95.0%	30	5	55,696		Kroger	Blockbuster, Steinmart	$ 12.98
									(10/31/2019)

Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200		Bi-Lo		3.62
									(9/30/2010)

Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0				Sweet Union Furniture	2.07

Milestone Plaza	Greenville	1995	93,655	100.0%	11	0	61,695		Bi-Lo		15.01
									(3/31/30

North Village Center	North Myrtle Beach	1984	60,356	96.8%	11	2	24,806		Bi-Lo	Dollar General, Gold's Gym	8.60
									(5/31/2009)

Sparkleberry Square	Columbia	1997 / 2004	339,051	99.9%	26	1	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond, Petsmart, Pier One	11.29
									(8/31/2017)

Spring Valley	Columbia	1978 / 1997	75,415	95.2%	15	3	45,070		Bi-Lo		9.18
									(12/31/2017)

Windy Hill	North Myrtle Beach	1968 / 1988	68,465	98.2%	4	1				Rose's Store, Family Dollar Store	5.99

Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix	Blockbuster	10.28
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (9)			978,083	93.1%	111	14	322,365	0			$ 10.65

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	100.0%	12	0	59,214		Kroger		8.37
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	100.0%	12	0	59,214	0			$ 8.37

TEXAS (1)

Rosemeade	Carrollton	1986	51,231	79.9%	11	6				Blockbuster	6.57

TOTAL SHOPPING CENTERS TEXAS (1)			51,231	79.9%	11	6	0	0			$ 6.57

VIRGINA (1)

Smyth Valley Crossing	Marion	1989	126,841	97.8%	12	2	32,000		Ingles	Wal-Mart	5.83
									(9/25/2010)

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	97.8%	12	2	32,000	0			$ 5.83

TOTAL CORE SHOPPING CENTER PORTFOLIO (149)			16,233,733	95.1%	2,767	269	5,029,170	107,829			$ 10.84

DEVELOPMENTS & REDEVELOPMENTS (16)

Brookside Plaza	Enfield, CT	1985	210,787	79.5%	25	3	59,648		Shaw's	Walgreens, Staples, Old Country Buffet, Blockbuster	11.11
									(8/31/2010)

Chapel Trail Plaza	Pembroke Pines, FL	1996	56,378	8.3%	3	1					24.67

Chestnut Square	Brevard, NC	1985	40,710	44.5%	6	2				Dollar General	8.20

Deep Creek Land	Fairburn, GA	TBD	101.0 Acres

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

				Total				Supermarket anchor				Average base
			Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property		City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

	Dolphin Village	St. Pete Beach, FL	1967 / 1990	138,129	92.4%	39	7	33,238		Publix	Dollar Tree, CVS	$ 10.29
										(11/07/2013)

	Hunters Creek	Orlando, FL	1998	68,032	24.7%	8	1					18.19

	Mandarin Landing	Jacksonville, FL	1976 / 2000	141,565	67.6%	28	9				Office Depot	9.32

	Providence Square	Charlotte, NC	1973	85,930	95.8%	21	4	35,702		Harris Teeter*	Eckerd	8.21
										(4/30/2006)

	River Green	Canton, GA	2008 Development	9.2 acres

	Stanley Market Place	Stanley, NC	1980, 1987	40,400	29.7%	2	1				Family Dollar	4.02

***	Sunlake Development Parcel	Tampa, FL	TBD	155.0 acres

	Sunpoint Shopping Center	Ruskin, FL	1984	132,374	64.8%	20	5					9.50

	Waterlick Plaza	Lynchburg, VA	TBD	8.0 acres

	Wesley Chapel Crossing	Decatur, GA	1989	170,792	36.4%	15	11	32,000		Ingles*	CVS Pharmacy	7.67
										(9/25/2009)

	Westridge	McDonough, GA	2006	66,297	73.1%	8	13	38,997		Publix		13.98
										(4/30/2026)

**	Winchester Plaza	Huntsville, AL	2006	74,800	64.2%	3	19	45,600		Publix		10.51
										(8/31/26)

TOTAL DEVELOPMENTS & REDEVELOPMENTS (16)				1,226,194	62.7%	178	76	245,185	0			$ 10.18

TOTAL RETAIL PROPERTIES (165)				17,459,927	92.8%	2,945	345	5,274,355	107,829			$ 10.81

OTHER PROPERTIES (7)

	4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	38.0%	2	7					1.86

	Banco Popular Office Building	Miami, FL	1971	32,737	100.0%	21	0					22.87

	Commonwealth II	Jacksonville, FL		53,598	0.0%	0	1

	Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.3%	94	4					7.73

	Mandarin Mini-storage	Jacksonville, FL	1982	52,880	95.5%	510	24

	Pinhook Office Building	Lafayette, LA	1979, 1992	4,406	0.0%	0	2

	Prosperity Office Building	Palm Beach Gardens, FL	1972	3,200	0.0%	0	1

TOTAL CONSOLIDATED PROPERTIES (172)				17,901,741	92.0%	3,572	384	5,274,355	107,829			$ 10.74

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

			Total				Supermarket anchor				Average base
		Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

UNCONSOLIDATED PROPERTIES (29)

TEXAS (29)

Dallas (11)

Creekside	Arlington	1997 / 1998	109,464	94.5%	18	2	60,932		Kroger	Hollywood Video	$ 12.40
									(11/30/2021)

DeSoto Shopping Center	DeSoto	1996	69,090	100.0%	5	0	58,960		Tom Thumb	Blockbuster	9.69
									(11/15/2021)

Green Oaks	Arlington	1983	65,091	61.0%	21	13		58,000	Kroger		11.12

Melbourne Plaza	Hurst	1983	47,517	92.9%	16	2					11.99

Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.15
									(4/30/2020)

Parkwood	Plano	1985	81,590	73.2%	14	6		62,000	Albertsons	Planet Pizza	12.83

Richwood	Richardson	1984	54,871	87.9%	22	5		61,877	Albertsons	Blockbuster	13.01

Southlake Village	Southlake	1996	118,092	85.3%	17	5	60,932		Kroger		12.71
									(10/31/2021)

Sterling Plaza	Irving	1989	65,765	94.1%	14	2				Bank One, Irving City Library, 99 Cent Only Store	14.41

Townsend Square	Desoto	1990	146,953	84.7%	29	6		60,349	Albertsons	Bealls, Victory Gym, Dollar General, Desoto Children's Academy	9.11

Village by the Park	Arlngton	1988	44,523	100.0%	10	0				Petco, Movie Trading	17.49

HOUSTON (15)

Barker Cypress	Houston	1999	66,945	85.0%	11	6	41,320		H.E.B.		12.44
									(1/31/2014)

Beechcrest	Houston	1981 / 2001	90,647	98.7%	14	1	40,345		Randall's*	Walgreens*	8.68
									(6/24/2016)

Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	13.40

Colony Plaza	Sugarland	1997	26,513	100.0%	15	0					19.20

Copperfield	Houston	1994	145,034	92.7%	33	6				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	12.60

Forestwood	Houston	1993	88,760	92.2%	13	3	59,334		Kroger	Blockbuster	11.08
									(7/31/2013)

Grogan's Mill	The Woodlands	1986	118,517	98.1%	24	2	56,558		Randall's* (99¢ Store)	Petco, Blockbuster	11.98
									(6/24/2016)

Highland Square	Sugarland	1998	64,171	99.7%	27	1					17.74

Kirkwood Bissonnet	Houston	1999	15,542	59.9%	7	3		63,000	Kroger		17.05

Market at First Colony	Sugarland	1988	107,301	100.0%	34	0		62,000	Kroger	TJ Maxx, CVS Pharmacy	16.58

Mason Park	Katy	1998	161,297	96.1%	37	3		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco, Alamo Cimema	10.19

Mission Bend	Houston	1980 / 1999	131,575	77.1%	19	8	46,112		Randall's*	Remarkable Furniture	8.16
									(6/24/2016)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2006

			Total				Supermarket anchor				Average base
		Year built /	square footage	Percent	number of tenants		owned	shadow	name expiration	Other anchor	rent per leased
Property	City	renovated	owned	leased	leased	vacant	SF	SF	date	tenants	SF

Spring Shadows	Houston	1999	106,995	98.9%	17	1	65,161		H.E.B.		$ 9.85
									(4/30/2023)

Steeplechase	Jersey Village	1985	105,152	88.4%	19	6	56,208		Randall's		10.88
									(6/24/2016)

Westgate	Houston	1996 / 1998	298,354	97.4%	23	2	75,154		H.E.B.	Kohl's, Oshman's Sporting Goods, Office Max, Pier One Imports	11.67
									(12/31/2015)

SAN ANTONIO (3)

Bandera Festival	San Antonio	1989	195,438	93.4%	33	6				Beall's, Big Lots, Burke's Outlet, Dollar Tree, FWL Furniture	9.08

Blanco Village	San Antonio	2000	108,325	97.1%	15	1	74,627		H.E.B.		16.11
									(4/30/2015)

Wurzbach	San Antonio	1979	59,771	100.0%	3	0				Travis Associates	3.04

TOTAL UNCONSOLIDATED PROPERTIES (29)			2,816,972	92.3%	517	90	754,338	426,116			$ 11.55

GRAND TOTAL (201)			20,718,713	92.0%	4,089	474	6,028,693	533,945			$ 10.85

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Indicates this property is classified as held for sale as of September 30, 2006.

***	Indicates a portion of this property is classified as held for sale as of September 30, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of September 30, 2006

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida
South Florida / Atlantic Coast	33	4,133,877	817	36	96.8%	$53,302,881
Florida West Coast	19	1,923,876	397	57	92.0%	18,610,920
Other Florida	34	3,545,791	697	66	91.6%	34,055,940
Florida- subtotal	86	9,603,544	1,911	159	94.9%	105,969,741
Georgia	26	2,966,910	476	86	87.6%	27,350,363
Louisiana	14	1,631,973	170	15	93.0%	10,423,037
Massachusetts	6	399,154	15	2	99.5%	8,542,101
South Carolina	9	978,083	111	14	93.1%	9,702,398
North Carolina	12	1,137,198	173	35	89.0%	7,618,976
Texas	30	2,868,203	528	96	92.0%	6,275,006
Connecticut	1	210,787	25	3	79.5%	1,861,019
Alabama	3	204,015	21	23	84.9%	1,547,426
Virginia	1	126,841	12	2	97.8%	722,733
Tennessee	1	83,334	12	0	100.0%	697,435
Mississippi	1	66,857	8	0	100.0%	434,078

Total	190	20,276,899	3,462	435	92.8%	$181,144,313

Note: Excludes four development parcels and seven non-retail properties. The 29 unconsolidated Texas properties reflect full property statistics and pro-rata share of AMR.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended September 30, 2006

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

114	380,667	3,339	$10.85	$11.52	$4,384,890

			% Increase psf	6.1%

			Net Increase (AMR)		253,703

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

82	414,193	5,051		$11.53	$4,777,471

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

60	226,516	3,775	$10.74		$2,432,219

Net Absorption		187,677	New Leases - Lost Leases

New vs. Lost Leasing Spread		7.4%	New Leases versus Lost Leases (rate psf)

Same Space Leasing Spread (1)		22.0%

				Net AMR Gain	$2,598,955

Note:	Excludes 29 unconsolidated properties, four development parcels and seven non-retail properties.
(1)	Compares beginning year AMR of new tenant versus final year AMR of prior tenant.
Excludes spaces vacant for more than one year and leases less than six months in length.

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
As of September 30, 2006

Note: Reflects those properties held in the core portfolio at the end of each indicated quarter.

Note: Reflects 132 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
SAME PROPERTY OCCUPANCY STATISTICS - STATE BREAKOUT
As of September 30, 2006

Note:	The charts above reflect 132 properties owned by Equity One in each of the previous eight quarters, as well as, 28 unconsolidated properties.
(1)	Reflects one wholly owned TX property.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2006

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	53	2,353,845	13.5%	$17,914,455	10.2%	$7.61
Albertsons/Shaw's	9	578,977	3.3%	8,512,332	4.9%	14.70
Kroger	14	809,689	4.6%	6,551,754	3.7%	8.09
Winn Dixie	13	594,537	3.4%	4,106,169	2.3%	6.91
Bed Bath & Beyond	8	256,658	1.5%	2,615,820	1.5%	10.19
TJX Companies	9	275,658	1.6%	2,340,942	1.3%	8.49
Blockbuster	24	139,924	0.8%	2,318,633	1.3%	16.57
CVS Pharmacy	16	166,674	1.0%	1,738,518	1.0%	10.43
Office Depot, Inc.	7	191,146	1.1%	1,733,518	1.0%	9.07
K-Mart Corporation	4	343,617	2.0%	1,699,705	1.0%	4.95

Sub-total top ten tenants	157	5,710,725	32.7%	49,531,846	28.3%	$8.67

Remaining tenants	2,788	10,497,551	60.1%	125,606,329	71.7%	11.97

Sub-total all tenants	2,945	16,208,276	92.8%	175,138,175	100.0%	$10.81

Vacant	345	1,251,651	7.2%	NA	NA	NA

Total including vacant	3,290	17,459,927	100.0%	$175,138,175	100.0%	$10.03

Note: Excludes 29 unconsolidated properties, four development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED AND UNCONSOLIDATED PROPERTIES (AT FULL AMR)
As of September 30, 2006

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	53	2,353,845	11.6%	$17,914,455	8.7%	$7.61
Albertsons/Shaw's	9	578,977	2.9%	8,512,332	4.1%	14.70
Kroger	17	990,887	4.9%	8,101,971	3.9%	8.18
Winn Dixie	13	594,537	2.9%	4,106,169	2.0%	6.91
Blockbuster	30	171,509	0.8%	2,850,013	1.4%	16.62
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.4%	10.83
Bed Bath & Beyond	8	256,689	1.3%	2,615,820	1.3%	10.19
TJX Companies	10	300,878	1.5%	2,528,817	1.2%	8.40
CVS Pharmacy	18	184,029	0.9%	1,944,314	0.9%	10.57
Safeway/Randalls	5	258,183	1.3%	1,927,503	0.8%	7.47

Sub-total top ten tenants	167	5,945,796	29.3%	53,276,749	26.0%	$8.96

Remaining tenants	3,295	12,861,514	63.4%	151,892,118	74.0%	11.81

Sub-total all tenants	3,462	18,807,310	92.8%	205,168,867	100.0%	$10.91

Vacant	435	1,469,589	7.2%	NA	NA	NA

Total including vacant	3,897	20,276,899	100.0%	$205,168,867	100.0%	$10.12

Note: Excludes four development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2006

		ALL TENANTS
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	71	149,105	0.9%	$1,855,326	1.0%	$12.44
2006	255	516,252	3.0%	6,378,509	3.5%	12.36
2007	591	1,896,030	10.9%	22,977,265	12.7%	12.12
2008	578	1,685,847	9.7%	22,319,207	12.3%	13.24
2009	521	1,952,735	11.2%	23,138,521	12.8%	11.85
2010	374	1,767,615	10.1%	20,068,547	11.1%	11.35
2011	270	1,848,932	10.6%	19,068,743	10.5%	10.31
2012	45	934,113	5.4%	7,285,061	4.0%	7.80
2013	39	610,539	3.5%	5,924,879	3.3%	9.70
2014	31	721,913	4.1%	5,645,542	3.1%	7.82
2015	32	457,982	2.6%	4,861,521	2.7%	10.62
Thereafter	138	3,667,213	20.9%	41,765,794	23.0%	11.39

Sub-total / average	2,945	16,208,276	92.8%	181,288,915	100.0%	$11.18

Vacant	345	1,251,651	7.2%	NA	NA	NA

Total / average	3,290	17,459,927	100.0%	$181,288,915	100.0%	$10.38

Note: Excludes 29 unconsolidated properties, four development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2006

		ANCHOR TENANTS (SF >= 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	1	10,000	0.1%	$153,873	0.2%	$15.39
2006	3	56,816	0.5%	68,903	0.1%	1.21
2007	26	712,382	6.4%	4,766,821	5.7%	6.69
2008	21	531,307	4.8%	3,536,867	4.2%	6.66
2009	34	909,231	8.2%	5,955,464	7.1%	6.55
2010	43	969,090	8.8%	6,444,273	7.7%	6.65
2011	41	1,284,824	11.6%	8,433,139	10.0%	6.56
2012	22	833,566	7.5%	5,280,170	6.3%	6.33
2013	15	533,716	4.8%	4,255,651	5.1%	7.97
2014	15	661,561	6.0%	4,415,767	5.2%	6.67
2015	13	393,588	3.6%	3,416,151	4.1%	8.68
Thereafter	80	3,466,067	31.5%	37,438,142	44.3%	10.80

Sub-total / average	314	10,362,148	93.7%	84,165,221	100.0%	$8.12

Vacant	21	691,805	6.3%	NA	NA	NA

Total / average	335	11,053,953	100.0%	$84,165,221	100.0%	$7.61

Note: Excludes 29 unconsolidated properties, four development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of September 30, 2006

		LOCAL TENANTS (SF < 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	70	139,105	2.2%	$1,701,453	1.8%	$12.23
2006	252	459,436	7.2%	6,309,606	6.5%	13.73
2007	565	1,183,648	18.5%	18,210,444	18.7%	15.39
2008	557	1,154,540	18.0%	18,782,340	19.3%	16.27
2009	487	1,043,504	16.3%	17,183,057	17.7%	16.47
2010	331	798,525	12.4%	13,624,274	14.0%	17.06
2011	229	564,108	8.8%	10,635,604	11.0%	18.85
2012	23	100,547	1.6%	2,004,891	2.1%	19.94
2013	24	76,823	1.2%	1,669,228	1.7%	21.73
2014	16	60,352	0.9%	1,229,775	1.3%	20.38
2015	19	64,394	0.9%	1,445,370	1.5%	22.45
Thereafter	58	201,146	3.1%	4,327,652	4.4%	21.51

Sub-total / average	2,631	5,846,128	91.3%	97,123,694	100.0%	$16.61

Vacant	324	559,846	8.7%	NA	NA	NA

Total / average	2,955	6,405,974	100.0%	$97,123,694	100.0%	$15.16

Note: Excludes 29 unconsolidated properties, four development parcels and seven non-retail properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2006
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 09/30/2006	Balance to Complete

Developments
Shops at St. Lucie	Port St. Lucie, FL	Lease up a 19,361 sf retail center, adjacent to our Cashmere Corners.	Finishing lease-up	$ 835	$ 681	$ 154
Westridge	McDonough, GA	Completed 66,297 sf Publix anchored center and currently leasing the balance of the space.	Finishing lease-up	2,226	2,121	105
Winchester Plaza	Huntsville, AL	Completed 75,000 sf Publix anchored center and currently leasing the balance of the space.	Finishing lease-up	4,006	3,477	529
Subtotal - Developments				7,067	6,279	788

Major Redevelopments
Brookside Plaza	Enfield, CT	Redeveloping existing shopping center and reconfigure 25,000 sf of the exisitng center.	First quarter 2007	7,395	6,068	1,327
Chapel Trail	Pembroke Pines, FL	Reconfigure 51,703 sf of the exisitng center.	Third quarter 2007	10,976	8,391	2,585
Chestnut Square	Brevard, NC	Redeveloping existing shopping center.	Second quarter 2007	4,549	1,837	2,712
Hunters Creek	Orlando, FL	Reconfigure the former Winn Dixie space into mult-tenant retail.	Second quarter 2007	6,964	5,673	1,291
Mandarin Landing	Jacksonville, FL	Reconfigure the former Publix space into a new Whole Foods and add 4,500 sq ft of retail space.	Fourth quarter 2007	7,622	-	7,622
Stanley Market Place	Stanley, NC	Reconfigure the former Winn Dixie into a new Food Lion and add 7,000 sq ft of retail space.	Third quarter 2007	5,483	1,092	4,391
Spalding	Griffin, GA	Reconfigure 66,146 sf of the exisitng center.	TBD	2,421	2,421	-
Sunpoint	Ruskin, FL	Reconfigure 30,295 sf of the exisitng center.	First quarter 2008	2,703	1,703	1,000
Wesley Chapel	Decatur, GA	Reconfigure the former WalMart space into multi-tenant space; prospecting for new tenants.	TBD	5,072	5,072	-
Subtotal - Major Redevelopments				53,185	32,257	20,928

Out parcels/ Other Developments/Expansions
Belfair Towne Village	Bluffton, SC	Lease up a sf retail center, expansion of our Belfair Towne Village.	Finishing lease-up	1,022	235	787
Deep Creek	Fairburn, GA	101 acre mixed-use development project.	TBD	8,191	8,191	-
Dolphin Village	St Pete Beach, FL	Future mixed-use development.	TBD	11,059	11,059	-
Piedmont Peachtree	Buckhead, GA	Future mixed-use development.	TBD	15,085	15,085	-
River Green	Canton, GA	9.2 acres held for future development. Prospecting for tenant(s).	TBD	2,764	2,764	-
Riverview	Durham, NC	Construction of additional 5,000 sq ft out parcel building has commenced.	Fourth quarter 2006	770	632	138
Seven Hills	Spring Hill, FL	Construction of additional 8,400 sq ft of retail space at an existing property.	Third quarter 2006	984	864	120
Sunlake	Tampa, FL	155 acre mixed-use development project.	TBD	7,182	7,182	-
West Roxbury	West Roxbury, MA	Lease up new 8,000 sq ft out parcel building.	Finishing lease-up	376	331	45
Windy Hill	North Myrtle Beach, SC	Lease up new 4,000 sq ft out parcel building.	Finishing lease-up	250	215	35
Young Circle	Hollywood, FL	Future mixed-use development.	TBD	10,489	10,489	-
Subtotal - Out parcels/ Other Developments/Expansions				58,172	57,047	1,125
All other development activity				3,756	3,756	-
Total - Development Activity				$122,180	$99,339	$22,841

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of September 30, 2006
(in thousands, except square foot data)

2006 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price
Jan. 4, 2006	Dolphin Village	St. Pete Beach	FL	138,129	$ 28,000
Jan. 12, 2006	Brookside Plaza	Enfield	CT	210,787	28,500
Jan. 26, 2006	Commonwealth II	Jacksonville	FL	53,598	600
Mar. 3, 2006	Piedmont Peachtree Crossing	Buckhead	GA	152,239	47,950
Mar. 20, 2006	Prosperity Office Building	Palm Beach Gardens	FL	3,200	1,400
Apr. 20, 2006	Alafaya Village	Orlando	FL	39,477	6,638
Apr. 26, 2006	Chestnut Square out parcel	Brevard	NC	1,070	475
May 5, 2006	Sunpoint Shopping Center	Ruskin	FL	132,374	7,500
May 10, 2006	Chapel Trail Plaza	Pembroke Pines	FL	56,378	8,900
Jun. 23, 2006	Deep Creek Land	Fairburn	GA	101 Acres	8,000
Aug. 25, 2006	Milestone Plaza	Greenville	SC	93,655	20,200
Aug. 31, 2006	Shoppes at Quail Roost	Miami	FL	73,550	15,435
Sep. 1, 2006	Coral Reef Shopping Center	Palmetto Bay	FL	74,680	21,200
Sep. 14, 2006	Cutler Ridge	Miami	FL	6,897	1,350
Sep. 14, 2006	Westport out parcels (2)	Davie	FL	9,768	2,200

Total					$ 198,348

2006 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/ Acres	Gross Sales Price	Gain on Sale
Mar. 27, 2006	Scottsville Square	Bowling Green	KY	38,450	$ 2,500	$ 478
Apr. 25, 2006	Sutherland Lumber	Marble Falls	TX	53,571	2,000	3
Apr. 25, 2006	29 property portifolio*	Various	TX	2,805,322	371,659	87,081
May 2, 2006	Hedwig	Houston	TX	69,504	13,350	5,634

Sale of income producing property					389,509	93,196

Feb. 7, 2006	Westridge out parcel	McDonough	GA	1.0 Acre	875	314
Apr. 10, 2006	Westridge out parcel	McDonough	GA	1.0 Acre	583	205
Apr. 25, 2006	6 Texas land parcels*	Various	TX		15,513	5,082
July 31, 2006	Crossroads (Lowe's)	Pembroke Pines	FL	177,929	7,678	2,168
Sep. 29, 2006	River Green land parcel	Canton	GA	2.0 Acres	1,500	396

Sale of non-depreciable property					26,149	8,165

Total					$ 415,658	$ 101,361

Properties Held for Sale as of September 30, 2006

	Property Name	City	State
	Louisiana Portfolio (14 properties)	Various	LA
	Winchester	Huntsville	AL
**	Salerno Village	Stuart	FL
**	Sunlake land parcel	Tampa	FL

*	Equity One retained an unconsolidated 20% interest in these properties.
**	Indicates a portion of this property is held for sale.

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of September 30, 2006

BB&T Capital Markets	Bear Stearns & Co. Inc.	BMO Capital Markets
Stephanie M. Krewson 804-782-8784	Ross Smotrich 212-272-8046	Paul Adornato 212-885-4170

Rob Whittemore 804-782-8796	Amy L. Young, CFA 212-272-3523

Deutsche Bank Securities Inc.	Friedman Billings Ramsey	JP Morgan Securities Inc.	Merrill Lynch
Louis W. Taylor 212-250-4912	Paul Morgan 703-469-1255	Michael W. Meuller, CFA 212-622-6689	Craig Schmidt 212-449-1944

Christeen Kim 212-250-6771	Michael Blank 703-469-1115	Joseph Dazio 212-622-6416	Steve Sakwa 212-449-0335

	Ron She 703-312-9683		Bradley Kritzer 212-449-1167

Miller Tabak & Co., LLC	Raymond James & Assoc.	Royal Bank of Canada	Stifel, Nicolaus & Co., Inc.
Tom Mitchell 518-523-3261	Paul D. Puryear 727-567-2253	Richard Moore 216-378-7625	David M. Fick, CPA 410-454-5018

Ken Avalos 727-567-2660	Nathen Isbee 410-454-4143